Exhibit 99.2

Agenda Perspective and Key Initiatives Tom Adams - Chairman and Chief Executive Officer Third-Quarter Performance Robert Gibney - Vice President Investor Relations and External Affairs Financial Highlights Mary Mikkelson - Senior Vice President and Chief Financial Officer Q&A

Forward-Looking Statement Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words "believes," "will," "expects," "anticipates," "intends," "estimates," "projects," "target," "budget," "goal," "plans," "objective," "outlook," "should," or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and in our forms 10-K and 10-Q, which are available on Tronox's website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Right Track Benchmarking & Competitor Analysis Target Setting & Board Approval Team Formation & Planning Execution IPO Q1 Q2 Q3 Project Cornerstone

Project Cornerstone Overview Cornerstone Targets Cash Cost: $60MM Working Capital: $100MM Maintenance Capital Spend: $20MM Additional Land Sales: $100MM Initiative Teams Operations / Supply- Chain Excellence SG&A Productivity Quality Improvement Electrolytic Growth Accelerated Land Sales Capital Spend Inventory Reduction Receivables Collection Top Quartile Performance Profitability Cash Flow ROIC

Cornerstone Execution Cash Cost Reductions Land Sales & Capital Program Inventory, Receivables & Payables Program Savings YTD + Forecast * Does not include BMI land sales to Centex Status Summary Teams on track or ahead of schedule Remain committed to target attainment Beginning to realize benefits in the bottom-line Savings to Date 89 119 109 99 129 139 $MM $MM

Tronox Global Production Platforms

Outlook Global TiO2 Market Status Demand growth 4% - 6% Capacity utilization mid-90s Low industry inventory levels Improving Regional Pricing Most notably in Asia-Pacific and Europe U.S. GDP and housing uncertainty Ongoing Project Cornerstone Improvements

Tronox Third-Quarter Preliminary Results ($MM) Net Sales Gross Margin Gross Margin % Income (Loss) from Cont. Ops. Diluted EPS from Cont. Ops. *(pro forma) 2006 2005 Third Quarter Ended September 30, $376.2 42.1 11.2% (0.7) $ (0.02) $327.4 43.7 13.3% 13.7 $ 0.34 *

Process Chemicals & Energy Energy U.S. Natural Gas Hedging Q3 2006 = $7.51/mmbtu* Q4 2006 = $7.81** Q1 2007 = $8.39** Q2 2007 = $7.46** Chlorine & Caustic Prices Peaked in Q1 2006 Prices are Expected to Decline in Q4 2006 Source: CMAI average market data Source: CMAI average market data Source: CMAI average market data *Average price realized ** Average price expectation with hedges

Q2 to Q3 2006 Bridge )

Segment Results Pigment Sales 15.6% Increase Over Q3 2005 Good volume growth in Asia-Pacific and Europe TiO2 Prices Flat Q2 to Q3 2006 Pigment Production: 149,200 tonnes Up 4,700 tonnes versus Q2 2006 Savannah third-party gas disruption Electrolytic and Other Business Increased sales volumes versus Q2 2006

Financial Highlights Cash Flows Provided by Operating Activities Q3 2006 = $50MM Capital Expenditures Q3 2006 = $27MM Projected FY 2006 Capital Expenditures = $90MM Term Loan Payment = $500,000 Term Loan Balance = $198.5MM

Financial Highlights Land Sales Environmental Environmental Reserves = $242MM Environmental Receivable = $68MM 2006 Net Cash Expenditure for Environmental = $20MM to $25MM

Q&A www.tronox.com